UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE ESTÉE LAUDER COMPANIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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. + Vote by Internet • Go to www.envisionreports.com/EL • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of The Estée Lauder Companies Inc. to be Held on Tuesday, November 13, 2018 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Annual Report and other proxy materials are available at www.envisionreports.com/EL. The proxy materials for the Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important. HOW TO VOTE BY INTERNET This is not a proxy card. You cannot use this notice to vote your shares. We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. Have this notice in hand when you access the website. Follow the instructions below to access the electronic proxy card and vote your shares. You will need to reference the 15-digit control number located in the shaded bar above. : Step 1: Go to www.envisionreports.com/EL to view the materials. Step 2: Click on “Cast Your Vote or Request Materials.” Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select your delivery preferences and vote. You can help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before October 31, 2018 to facilitate timely delivery. + 2 N O T 02WKGD Stockholder Meeting Notice IMPORTANT ANNUAL MEETING INFORMATION

. Dear Stockholder of The Estée Lauder Companies Inc.: The 2018 Annual Meeting of Stockholders of The Estée Lauder Companies Inc. (the “Company”) will be held at the JW Marriott Essex House New York, Grand Salon, 160 Central Park South, New York, New York, on Tuesday, November 13, 2018, at 10:00 a.m. (local time). Voting Items for the Annual Meeting: 1. 2. 3. to elect five Class I Directors to serve until the 2021 Annual Meeting of Stockholders of the Company; to ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending June 30, 2019; and to provide an advisory vote to approve executive compensation. The Board of Directors recommends a vote “FOR” each nominee in Item 1 and “FOR” Items 2 and 3. The Board of Directors has fixed the close of business on September 14, 2018 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting. Meeting Location: JW Marriott Essex House New York Grand Salon 160 Central Park South New York, New York The following materials are available for you to review online: • • • the Company’s 2018 Proxy Statement (including all attachments thereto); the Company’s 2018 Annual Report; and any amendments to the foregoing materials that are required to be furnished to stockholders. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper delivery: Current and future paper delivery requests can be submitted via the Internet, telephone or email options below. Email delivery: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the 15-digit control number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/EL. Click “Cast Your Vote or Request Materials.” Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials Estee Lauder” in the subject line. Include in the message your full name and address, plus the 15-digit control number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current proxy materials. You can also state your preference for email or paper delivery for future meeting materials. To facilitate timely delivery, all requests for a paper copy of the current proxy materials must be received by October 31, 2018. g g 02WKGD Stockholder Meeting Notice